ii        Investment Commentary
Legg Mason Value Trust, Inc.
Portfolio Performance
   Total returns for Value Trust for various periods ended June 30, 2006 are:

	Average Annual Total Returns

	Since	Fifteen	Ten	Five	One	Six	Three
	InceptionA	Years	Years	Years	Year	Months	Months

Value Trust:
Primary Class	15.88%	15.03%	13.40%	2.58%	2.70%	-5.07%	-5.67%
Financial Intermediary Class	5.23%	N/A	N/A	3.28%	3.38%	-4.74%	-5.50%
Institutional Class	17.17%	N/A	14.53%	3.62%	3.72%	-4.59%	-5.43%
S&P 500 Stock Composite IndexB	11.03%	10.73%	8.32%	2.49%	8.63%	2.71%	-1.44%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
   We had a dreadful second calendar quarter. The Value Trust lost 5.67% compared to the market’s fall of 1.44% as represented by the S&P 500 Index, for the quarter ending June 30, 2006. Our results, as you may know, bounce around quarter-to-quarter and don’t correlate terribly closely with those of the major indices, nor should they. Our portfolio does not look like the S&P 500, and should not act like it. Deconstructing near-term results has little predictive value in our opinion; the market is too efficient and the results of long-term investment decisions are only evident long-term. We have been doing this a long time and have been here before (way behind the market), but for those who are newer, or nervous, or whose psychological equilibrium is disturbed by non-linearity, some context might be helpful.
   There are four main reasons why the portfolio is currently trailing the S&P 500. The first has to do with our allocation to the internet names which include Amazon.com, Inc., eBay Inc., Yahoo! Inc., IAC/ InterActiveCorp and Google Inc. These names started the year at roughly

A	The Fund’s Primary Class inception date is April 16, 1982. The Financial Intermediary Class inception date is March 23, 2001. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary        iii
20% of the portfolio and collectively are responsible for close to 400 basis points of underperformance over the past 6 months. Over the last several years, these companies have exhibited a seasonal pattern of weakness in the first half of the year followed by a period of better second half performance. All of these businesses are doing well and trade at substantial discounts to our assessment of fair value. All have traded off on some degree of angst about company-specific near-term issues.
   Yahoo sold off 20% last week because it is delaying implementation of its revised search strategy for a couple of quarters in order to ensure a smooth and successful launch. Amazon traded off 20% this week because of margin compression this and next quarter as it continues to spend heavily on technology and content. EBay is down 40% this year because of concerns about slowing US growth due to their having captured so much of the addressable market so fast (in other words, they are so good, they are bad), because the market is not sure about how the Skype deal will play out, because Google’s new check-out product is seen as a competitive threat to PayPal, and so on. Even when one of these companies reports remarkable numbers, as Google did, the prevailing sentiment leads to the stock’s selling off on concerns things can’t get better.
   In our view, these companies represent superior economic franchises with the ability to earn above the cost of capital as far as the eye can see, and the market’s myopic, obsessive focus on what is going on for the next three or six months doesn’t alter the business value. Price and value are two different things. We estimate the intrinsic business value of Yahoo, Amazon, and eBay at up to more than double the current price, depending on the company, and that is current value, not what the value is likely to be in several years.
   The second source of poor performance was due to our exposure to the managed care industry. The three names we own in the portfolio in the managed care group that constituted over 10% of the portfolio as of the end of the quarter are down an average of about 20% since the end of 2005. These companies,UnitedHealth Group Incorporated, Aetna Inc. and Health Net Inc., have risen close to 300% over the past five years while the market is up a little over 13% over the same time period – and this performance includes the last six months of poor relative returns! After such strong returns, which were due in part to the companies having done the required “beat and raise” quarterly earnings game, investors have gotten hypersensitive to perceived changes in trend. Momentum money has exited these names as the quarterly results have gone from spectacular to merely very good.
   The third area where we have not fared well has been in homebuilding, where our exposure is roughly 5% of the portfolio. Here we clearly made a mistake by initiating positions too early. The homebuilders had performed much like the managed care stocks, handily outperforming the market for several years. We were waiting for a significant sell-off to establish positions as we thought the valuations at single digit multiples were too low given the secular advantages of the large builders. When that sell-off occurred late last year, we jumped in, knowing that the news flow would be bad for about 12 months as the super-hot housing market slowed sharply and began to return to normalcy.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv        Investment Commentary
   We expected (and still do) the path of the US housing stocks to follow that of the United Kingdom and Australia, where a housing slowdown led to a sharp sell-off, followed by a re-establishment of the secular outperformance seen earlier. While the statistics in the space have come in roughly as expected, the stocks have moved down significantly more than we expected. We have witnessed p/e multiples contract from roughly 6-7x a year ago, to, in some extreme cases, 3-5x earnings. Although estimates came down as we expected, multiples contracted on the lower estimates, which we did not expect.
   Usually multiples expand as estimates decline in cyclical industries. We did not expect the stocks to decline to book value, or book value adjusted for land inventory value, which has been a traditional buy point, since we thought the market had figured out these companies were far less cyclical with better returns on capital than they were 10 or 20 years ago. We were wrong, hence early, and now the stocks sell around book, and we think the bottom is either in place or within squinting distance. All our companies expect to convert about 100% of earnings next year to free cash flow, and to use a large portion of that to buy back stock, as most are doing now. That is usually a recipe for excellent results.
   Finally, our continued lack of exposure to energy, which was the second best performing sector for the six months, hindered our performance during the period. This is another area we were clearly wrong about (isn’t hindsight useful?). The call is much harder from here, with only scattered Stone Age tribes in the Amazon, the comatose, or newly arrived aliens from Alpha Centauri, unaware that energy stocks are a one way ticket to outperformance due to demand from China and India, the location of reserves in unstable areas, the lack of investment in new refining capacity, the rate of depletion, the dwindling ability to locate giant new fields, and so on. The only good thing about not owning energy is that disgruntled shareholders or clients who like our general strategy but think we are obtuse on this subject can create their own personal version of the fund by buying whatever energy exposure they think appropriate, thus creating an investment product that optimizes their utility function.
   Our investment process is valuation driven. We focus on the assessment of intrinsic value and the risk adjusted return potential of our portfolio companies. We are long term investors and not traders. Our contrarian approach often puts us at odds with the prevailing views in the market. When our approach leads to underperformance, such as in the current market, there is increasing pressure to change or do something different.
   It is our willingness to own securities which other people regard as wrong which historically has been part of the long term success of the fund. In order to do better than the market longer term, you must be doing something different and ultimately have the market recognize the values one believes are inherent in those companies in the portfolio. It is our willingness to persist in owning names we believe the market is mispricing on a long-term basis that has led to our long-term outperformance.
   As long-term investors, we typically don’t make a lot of changes to the portfolio, especially changes motivated by a desire to bring the portfolio in line with current investment trends
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary        v
and outlook, which have the habit of changing when you least expect it. Our turnover rate has been running between 15 and 20 percent a year, implying a holding period longer than 5 years. “Undervalued” implies that you will earn an excess return over your forecast time horizon. We are very patient and will own a company as long as we are confident of the business value and of management’s ability to execute the strategies they have outlined.
   The market commentary appended on the following pages is from David Nelson, the Chairman of our Investment Policy Committee. It provides an insightful look at the current market, and why we are quite optimistic in our belief that the US economy is in good shape and that we are in the midst of a mid-cycle slowdown which should benefit large-cap stocks and your portfolio. We believe it is critically important in a market which is informationally efficient to position your portfolio in a way that anticipates what the market is likely to be saying about your companies over the next 12-36 months and not to react to news and shifts in sentiment.
   We are committed to providing you with the kind of information you need as owners to understand and evaluate our success in achieving Value Trust’s objective of long-term capital appreciation. We sincerely thank you for your confidence in our process and our investment team. As always, we appreciate your support and welcome your comments.
Bill Miller, CFA, Portfolio Manager
Mary Chris Gay, Assistant Portfolio Manager
July 27, 2006
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi        Investment Commentary
   As our longtime shareholders know, from time-to-time we include thoughts from some of the people whose observations we find valuable. This quarter you’ll find an insightful market commentary by the Chairman of our Investment Policy Committee, David Nelson.
Market Commentary
   On the surface, it appears that June was a rather tranquil month in the equity market, with most major U.S. indices up or down fractionally. Nothing could be further from the truth. June actually witnessed the last half of a nasty correction in the market that began in May, accompanied by the sharpest spike in the CBOE Volatility Index (VIX) since July 2002. The damage done during the correction was pervasive, as indicated in the last column of the performance chart below.

	Total Returns

	June	Q2	YTD	5/5-6/13

S&P 500 Stock Composite Index	+0.14%	-1.44%	+2.71%	-7.46%
Dow Jones Industrial AverageC	-0.05%	+0.94%	+5.22%	-7.18%
Nasdaq CompositeD	-0.26%	-7.01%	-1.08%	-11.46%
S&P MidCap 400 IndexE	+0.02%	-3.14%	+4.24%	-12.11%
Russell 2000 IndexF	+0.64%	-5.02%	+8.21%	-13.86%
Dow Jones Wilshire 5000 IndexG	+0.18%	-1.91%	+3.51%	-8.41%
S&P 100 IndexH	-0.15%	-0.84%	+2.80%	-6.74%

Source: Bloomberg, Wilshire, Russell

   As is evident from the figures above, during the correction and for the quarter as a whole, mega cap stocks (as measured by the Dow Industrials and S&P 100 Index) performed best, followed, in descending market cap order, by large caps (S&P 500 Index), mid-caps (S&P Mid-Cap Index) and small caps (Russell 2000 Index).
   We believe that the superior performance of large and mega cap stocks exhibited during the quarter may mark the beginning of a more extended period of superior relative returns

C	Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.

D	NASDAQ Composite — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

E	S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

F	Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

G	Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the US equity market.

H	S&P 100 Index — A market capitalization-weighted index that is a subset of the S&P 500, and is made up of 100 major, blue chip companies across diverse industry groups.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary        vii
for large cap stocks after six and a half years of relative underperformance versus small and mid-caps. It has been a tale of two markets in the last several years, as illustrated below:

Comparative Returns 12/31/99 – 06/30/06

	Price	Total	Relative	Annualized
Index	Only	Return	ReturnI	Return

S&P 500 Stock Composite Index	-13.55%	-4.08%	—	-0.64%
S&P MidCap 400 Index	+72.01%	+85.01%	+89.09%	+9.93%

Source: Bloomberg

   If you’ve been invested in the S&P 500 Index since the end of 1999, it can’t feel like anything but a bear market. You lost about half your money from 2000 to 2002, after six and a half years your portfolio is still 14% under water, and even after dividends you haven’t made any money. In contrast, small and mid-cap investors sailed through the bear market of 2000 to 2002 relatively unscathed and have prospered since. Of course they love their respective asset classes. Why wouldn’t they?
   If investors in the S&P 500 Index have found the last six and a half years discouraging, imagine how investors in a broad range of mega cap stocks feel. As the table below illustrates, the ten largest market cap companies in the S&P 500 Index as of December 31, 1999 are down an average of 53% from their respective all-time highs. With the exception of Exxon Mobil Corporation, which made its all-time high recently, all of the other companies’ highs occurred in 1999 or 2000.

			Chg in
	All-Time	% Change	Mkt Val
Company J	High Price	From High	(Billions)

Microsoft Corporation	$59.97	-61.1%	-$374.1
General Electric	$60.50	-45.5%	-$286.4
Cisco Systems, Inc.	$82.00	-76.2%	-$381.4
Wal-Mart Stores, Inc.	$70.25	-31.4%	-$92.0
Exxon Mobil Corp	$65.96	-7.0%	-$27.9
Intel Corporation	$75.81	-74.9%	-$330.5
Lucent Technologies	$64.69	-96.3%	-$279.0
IBM Corporation	$134.94	-43.1%	-$90.1
Citigroup Inc	$55.15	-12.5%	-$34.3
AOL/ Time Warner	$95.81	-81.9%	-$336.2

		-53.0%	-$2,231.7

Source: Bloomberg, Factset, LMCM Estimates

I	Versus S&P 500 Index

J	Microsoft Corporation, Wal-Mart Stores, Inc., Exxon Mobil Corporation, Lucent Technologies, Intel Corporation, and Nortel Networks Corporation were not portfolio holdings of the Value Trust as of June 30, 2006. For a complete list of the Fund’s holdings, please see the Fund’s Quarterly Report to Shareholders.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii        Investment Commentary
   The loss of market value from their respective highs for these ten companies is more than $2.2 trillion. By comparison, the combined market value of the S&P Mid-Cap Index ($1.16 trillion) and the Russell 2000 Index ($1.49 trillion) is currently about $2.65 trillion. By our estimate, the gain in market value of these two indices since the end of 1999 is about $938 billion. The loss of market value of the ten mega caps listed above exceeds that total by well over two times.
   Putting aside total wipeouts such as Worldcom, and near total wipeouts such as Lucent and Nortel Networks, is it any wonder that investors in the likes of Intel, Cisco, and Microsoft — or even General Electric and IBM — are anything but thrilled with their investment results over the last few years? The law of the investment jungle is that poor performance breeds discouragement, which breeds disgust and abandonment, which creates opportunity. Someone taking a fresh look at a broad cross section of mega cap stocks today — someone not burdened with the emotional baggage of their dismal price performance over the last several years — would find a lot to like in these stocks, in our opinion. As a group, the ten largest companies in the S&P 500 by market value (our proxy for the mega caps) now trade at a discount to the S&P 500 Index as a whole, while having higher average dividend yields, much higher returns on equity, rock solid balance sheets and decent growth prospects.
   In summary, we believe the conditions are right for a transition in market leadership from small and mid-cap stocks to large/mega caps. Small and mid-caps have been great performers and everyone loves them, but they have gotten expensive relative to their history, and earnings expectations are elevated. In contrast, large/mega caps have been performance dogs and investors are worn out on them, but they are now cheap and expectations for them are modest. The first solid evidence that this transition may be in progress was the relative performance of the two groups during the market correction in May and June, and for the second quarter as a whole. So, step one of the leadership shift has been accomplished — the large caps held up better than small and mid-caps on the downside. It’s an open question whether they can establish a leadership position on the upside. So far, they have not. From the recent low on June 13 through the end of June, small and mid-caps bounced back more sharply than large caps. Stay tuned.
Outlook
   The recent sell off in the market and historical precedent suggest that the market could be in for some tough sledding between now and the fall. The market has an uncanny habit of making an important low every four years, often in October. According to veteran market strategist and technician Bob Farrell, seven of eleven four-year cycle lows since 1960 have come in October. The worst six months of the investment year have historically been May through October. Since 1950, the average price gain in the Dow Industrials over that six month period has been 0.7%. In contrast, the Dow’s average gain from the beginning of November till the end of the following April has been 7.9%, or more than ten times better. Also since 1950, of the 20 worst percentage decline months, eleven were in August, September and October. Twelve of the 20 worst weeks over that same period were also in August, September and
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary        ix
October, with 7 of the 20 in October alone. The preceding data provide fairly strong evidentiary support for the old market maxim: “Sell in May and go away.”
   The damage done to the market in May, coupled with inflation worries, political uncertainties surrounding the mid-term elections, escalation of tensions in the Middle East, and fears that — in his efforts to reestablish his inflation-fighting credentials—Fed Chairman Bernanke may tighten “too much,” has convinced some market commentators that a bear market has begun. Charlie Blood, chief market strategist at Brown Brothers Harriman, typifies this group. He is calling for a peak-to-trough decline in the market of about 15%. From the S&P 500’s recent peak of 1325.76 (5/5/06), that implies a decline to about 1127, from which point Blood projects a solid up year in 2007.
   As to whether the market weakness we saw in May and June is the beginning of a bear market or a correction in an ongoing bull market, we remain in the correction camp. While taking into account that we are heading for the seasonally weakest portion of the year in terms of stock performance, and that a number of knowledgeable market observers disagree with us, we remain constructive on the outlook for equities over the next twelve months or so. In support of that view, we offer two indicators which: (1) don’t occur very often, (2) have both occurred recently, and (3) in past instances, have been followed by above average stock market returns in the ensuing six months. One relates to spikes in market volatility and the other to a surge in upside trading volume.
   On June 14, 2006, Birinyi Associates published a study on the performance of the S&P 500 Index following periods of “extreme volatility,” which they defined as periods during which the 50-day rate of change (ROC) in the CBOE Volatility Index (VIX) is greater than 100%. According to Birinyi Associates, there have been only six such occurrences since 1990, the latest of which ended on June 13 with the VIX at 23.81. The prior five occurrences and subsequent performance of the S&P 500 over various time periods are listed below.

		S&P 500 Performance (%)
	VIX
	50-Day	Prior 50	Next	Next 3	Next 6
Date	ROC(%)	Days	Month	Months	Months

8/6/1990	107.3	-5.7%	-3.4%	-5.9%	4.2%
4/4/1994	115.2	-7.5%	3.2%	1.7%	5.2%
8/31/1998	101.8	-13.2%	9.5%	21.6%	29.1%
9/17/2001	122.6	-16.0%	4.9%	9.2%	12.2%
7/23/2002	116.8	-25.8%	17.5%	11.6%	11.3%
6/13/2006	105.8	-5.7%	—	—	—
Average		-13.6%	6.4%	7.6%	12.4%

Source: Birinyi Associates, Inc.
   Interestingly, in every case since 1990, while the VIX is in the process of spiking upward, the market has been weak, declining between 5.7% and 25.8%, with an average decline of 13.6%. This makes intuitive sense to us, since the VIX measures the relative volatility of puts
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

x        Investment Commentary
and calls on the Chicago Board of Exchange (CBOE) and when it is rising, it indicates that the perceived risk in the market is rising and stock prices are adjusting downward to reflect that.
   The table above also clearly shows that in the six months following a spike in the VIX, the performance of the S&P 500 has tended to be quite good in both an absolute sense and relative to stocks’ long-term average returns. Since June 13, the S&P 500 Index has gained 4.12% (through 7/6/06), so we’re off to a promising start this time around as well.
   The second phenomenon that occurs even less frequently than the VIX spikes we just discussed, and which comes to us courtesy of Ned Davis Research, is instances in which the advancing volume on a given day exceeds declining volume by a factor of 9-to-1. For the signal to be valid, two 9-to-1 up days must occur within a three month period, without an intervening 9-to-1 down day. Tuesday, April 18 was a 9-to-1 up day and so was Thursday, June 15; however, two intervening 9-to-1 down days between these two dates invalidated that signal. A buy signal was triggered on June 29, though, as the post FOMC meeting rally led to another 9-to-1 up day, with no intervening 9-to-1 down days.
   So how much weight should we give this signal? To our way of thinking, a good buy signal should: (1) make some kind of intuitive sense, (2) happen relatively infrequently, and (3) produce reasonably reliable results. We think the 9-to-1 up day indicator qualifies in all three respects. In our view, a 9-to-1 up day is like a trumpet blast announcing the arrival of an important advance. It implies that a large number of market participants conclude that the market is attractive for investment at the same time and act forcefully on that conviction. According to Ned Davis Research, since 1950 there have only been 26 such signals triggered, or about one every two years. Since 1962, the signals have been even less frequent, with only 13 in 44 years, or about one every 4 years. Specifically, there were two signals in the ‘60s, two in the ‘70s, five in the ‘80s, one in the ‘90s and three (7/29/02, 8/16/04 and 6/29/06) since the turn of the millennium. The table below summarizes the performance of the S&P 500 Index over various time periods (measured in trading days) following the second 9-to-1 up day signal being triggered.

	S&P 500 Performance (%)

	22 Days	63 Days	126 Days

Mean	4.1%	7.0%	12.6%
Median	3.2%	6.5%	12.2%
Times Up/Total	21/25	22/25	21/25

Source: Ned Davis Research
   Obviously, there are no guarantees in the stock market, but this 9-to-1 up day indicator looks like one worth paying attention to. The results are quite consistent and the instances of positive returns are remarkably high over all time periods measured.
   On that happy note, we’ll conclude our commentary and, as always, thank you for your support and welcome your comments.
David E. Nelson, CFA
Legg Mason Capital Management
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary        xi
   The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Quarterly Report to Shareholders        1
To Our Shareholders,
   We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the three months ended June 30, 2006. Total returns for various periods ended June 30, 2006 are:

	Total ReturnsA

	3 Months	12 Months

Value Trust
Primary Class	-5.67%	+2.70%
Financial Intermediary Class	-5.50%	+3.38%
Institutional Class	-5.43%	+3.72%
S&P 500 Stock Composite IndexB	-1.44%	+8.63%
Lipper Large-Cap Core FundsC	-2.49%	+7.47%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
   Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial adviser.
   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not guarantee future performance.

B	A market-capitalization weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C	Average of the 925 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

2      Quarterly Report to Shareholders
investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.
Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President
July 20, 2006

Quarterly Report to Shareholders        3
Performance Information
Legg Mason Value Trust, Inc.
   The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value LineA indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
       Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

4      Quarterly Report to Shareholders
Growth of a $10,000 Investment — Primary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+2.70%	+2.70%
Five Years	+13.61%	+2.58%
Ten Years	+251.70%	+13.40%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders        5
Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+3.38%	+3.38%
Five Years	+17.51%	+3.28%
Life of Class*	+30.81%	+5.23%

* Inception date: March 23, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

6      Quarterly Report to Shareholders
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+3.72%	+3.72%
Five Years	+19.46%	+3.62%
Ten Years	+288.34%	+14.53%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders        7
Portfolio Composition (as of June 30, 2006) C
(As a percentage of the portfolio)
Top Ten Holdings (As of June 30, 2006)

% of
Security	Net Assets

Sprint Nextel Corporation	5.7%
Tyco International Ltd.	5.2%
The AES Corporation	5.0%
Qwest Communications International Inc.	4.8%
Amazon.com, Inc.	4.7%
Google Inc.	4.4%
UnitedHealth Group Incorporated	4.2%
J.P. Morgan Chase & Co.	4.2%
Sears Holdings Corporation	4.0%
Countrywide Financial Corporation	3.0%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8      Quarterly Report to Shareholders
Performance Information — Continued
Selected Portfolio Performance D

Strongest performers for the quarter ended June 30, 2006E

1.	Qwest Communications International Inc.	+19.0%
2.	Sears Holdings Corporation	+17.8%
3.	The AES Corporation	+8.2%
4.	Google Inc.	+7.5%
5.	The St. Paul Travelers Companies, Inc.	+7.3%
6.	Capital One Financial Corporation	+6.2%
7.	Amazon.com, Inc.	+5.9%
8.	Countrywide Financial Corporation	+4.1%
9.	Time Warner Inc.	+3.3%
10.	Citigroup Inc.	+3.2%

Weakest performers for the quarter ended June 30, 2006E

1.	The Ryland Group, Inc.	-37.1%
2.	Beazer Homes USA, Inc.	-30.0%
3.	Expedia, Inc.	-26.1%
4.	Pulte Homes, Inc.	-25.0%
5.	eBay Inc.	-24.9%
6.	CA Inc.	-24.3%
7.	Electronic Arts Inc. (EA)	-21.4%
8.	UnitedHealth Group Incorporated	-19.8%
9.	Centex Corporation	-18.8%
10.	Aetna Inc.	-18.7%
Portfolio Changes

Securities added during the quarter	Securities sold during the quarter

Embarq CorporationF	Intuit Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.
F	Acquired on 5/19/06 as the result of a spinoff from Sprint Nextel Corporation.

Item 1 — Schedule of Investments
Portfolio of Investments
Legg Mason Value Trust, Inc.
June 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 98.7%
Consumer Discretionary — 28.2%
Household Durables — 3.9%
Beazer Homes USA, Inc.	2,001	$91,790
Centex Corporation	5,503	276,796
Pulte Homes, Inc.	10,005	288,053
The Ryland Group, Inc.	2,001	87,188

		743,827

Internet and Catalog Retail — 8.8%
Amazon.com, Inc.	23,244	899,082	A,B
Expedia, Inc.	19,210	287,578	A,B
IAC/ InterActiveCorp	18,010	477,072	A,B

		1,663,732

Leisure Equipment and Products — 2.9%
Eastman Kodak Company	23,000	546,940	A

Media — 6.7%
The DIRECTV Group, Inc.	28,716	473,811	B
Time Warner Inc.	24,000	415,200
WPP Group plc	32,068	387,687

		1,276,698

Multi-Line Retail — 4.0%
Sears Holdings Corporation	4,900	758,716	B

Specialty Retail — 1.9%
The Home Depot, Inc.	10,005	358,093

Financials — 15.2%
Consumer Finance — 2.0%
Capital One Financial Corporation	4,446	379,868

Portfolio of Investments — Continued
Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Financials — Continued
Diversified Financial Services — 6.8%
Citigroup Inc.	10,506	$506,790
J.P. Morgan Chase & Co.	18,800	789,600

		1,296,390

Insurance — 2.6%
American International Group, Inc.	2,000	118,100
The St. Paul Travelers Companies, Inc.	8,405	374,673

		492,773

Thrifts and Mortgage Finance — 3.8%
Countrywide Financial Corporation	15,000	571,200
MGIC Investment Corporation	2,305	149,798

		720,998

Health Care — 12.1%
Health Care Providers and Services — 10.6%
Aetna Inc.	13,600	543,048
Health Net Inc.	9,889	446,677	A,B
McKesson Corporation	4,297	203,167
UnitedHealth Group Incorporated	17,950	803,801

		1,996,693

Pharmaceuticals — 1.5%
Pfizer Inc.	12,200	286,334

Industrials — 8.2%
Building Products — 0.6%
Masco Corporation	3,702	109,727

Commercial Services and Supplies — 1.8%
Waste Management Inc.	9,416	337,857

	Shares/Par	Value

Industrials — Continued
Industrial Conglomerates — 5.8%
General Electric Company	3,500	$115,360
Tyco International Ltd.	36,000	990,000

		1,105,360

Information Technology — 19.0%
Communications Equipment — 1.2%
Cisco Systems, Inc.	12,007	234,487	B

Computers and Peripherals — 5.8%
Dell Inc.	12,800	312,448	B
Hewlett-Packard Company	8,500	269,280
International Business Machines Corporation	3,002	230,583
Seagate Technology	12,364	279,917	B

		1,092,228

Internet Software and Services — 9.7%
eBay Inc.	15,500	453,995	B
Google Inc.	2,000	838,660	B
Yahoo! Inc.	16,500	544,500	B

		1,837,155

Software — 2.3%
CA Inc.	6,000	123,300
Electronic Arts Inc. (EA)	6,604	284,249	B
Symantec Corporation	2,000	31,080	B

		438,629

Telecommunication Services — 11.0%
Diversified Telecommunication Services — 5.3%
Embarq Corporation	2,700	110,673	B
Qwest Communications International Inc.	111,500	902,035	A,B

		1,012,708

Portfolio of Investments — Continued
Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Telecommunication Services — Continued
Wireless Telecommunication Services — 5.7%
Sprint Nextel Corporation	54,000	$1,079,460

Utilities — 5.0%
Independent Power Producers and Energy Traders — 5.0%
The AES Corporation	51,500	950,175	A,B

Total Common Stocks and Equity Interests (Identified Cost — $13,301,189)		18,718,848

Repurchase Agreements — 1.1%
Bank of America 5.15%, dated 6/30/06, to be repurchased at $107,936 on 7/3/06 (Collateral: $109,500 Fannie Mae notes, 5.25%, due 10/30/07, value $110,320)	$107,889	107,889
Goldman, Sachs & Company 5.19%, dated 6/30/06, to be repurchased at $107,936 on 7/3/06 (Collateral: $117,561 Fannie Mae mortgage-backed securities, 5.0%, due 12/1/35, value $110,216)	107,890	107,890

Total Repurchase Agreements (Identified Cost — $215,779)		215,779

Total Investments — 99.8% (Identified Cost — $13,516,968)		18,934,627
Other Assets Less Liabilities — 0.2%		36,144

Net Assets — 100.0%		$18,970,771

Net Asset Value Per Share:
Primary Class		$65.22

Financial Intermediary Class		$70.94

Institutional Class		$72.16

A	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2006, the total market value of affiliated companies was $4,509,559 and the identified cost was $3,708,578.

B	Non-income producing.

Notes

Notes

Fund Information
Investment Adviser

Legg Mason Capital Management, Inc.
Baltimore, MD
Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola
Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA
Custodian

State Street Bank & Trust Company
Boston, MA
Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP
Washington, DC
Independent Auditors

PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For FI and I Class Shareholders c/o BFDS P.O. Box 8037 Boston, MA 02206-8037 www.lminstitutionalfunds.com
Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary
LMF-002 (6/06)